May 11, 2023

Verde Bio Holdings, Inc.

5750 Genesis Court, Suite 220B

Frisco, TX  75034

ATTN:  MR. SCOTT COX

SUBJECT:  VERDE BIO HOLDINGS

                  SEC RESERVES EVALUATION AS OF May 1, 2023

Mr. Cox,

Mire Petroleum Consultants (MPC) has evaluated the oil and gas reserves as of May 1, 2023, for the Verde Bio Holdings, Inc. (VBH) properties in Oklahoma, Louisiana, Ohio, Colorado, Texas, West Virginia, and Wyoming. Reserves and cash flows were generated for the VBH interests using SEC pricing ($89.00/barrel and $5.67/MMBTU).  These estimates were done as per the Securities and Exchange Commission’s standards as described in the December 2008 amendment of Section 210.4-10 of Regulation S – X. This report is provided to VBH to satisfy the requirements contained in Item 1202(a)(8) of U.S. Securities and Exchange Commission Regulation S-K.

As of May 1, 2023, we estimate net proved reserves to be 26,590 barrels of oil and 315,200 MCF of gas. Discounted (10%) net present value of the proved reserves is $2,330,760.

Total proved, probable and possible reserves were also evaluated. These reserves total 38,140 barrels of oil and 371,850 MCF of gas with a discounted (10%) value of $2,946,590.

DISCUSSION

Verde Bio Holdings, Inc. has mineral, royalty, and working interests in several properties across seven (7) U.S. states. A total of four hundred twelve (412) reserves cases have been identified and evaluated. These include producing, non-producing and undeveloped wells or leases. A summary of the proved, probable and possible reserves and value is shown in Table 1.

Sanchez Resources 2016 YE Reserves Evaluation

Table 1.  Verde Bio Holdings reserves and value summary, as of May 1, 2023.

AVAILABLE DATA

Public production data was available for most of the leases through February 2023. Public land maps, well permitting and other well data was available. Revenue checks, assignments and property descriptions were also provided by VBH for most of the properties.

METHOD OF APPRAISAL

The purpose of this report is to estimate oil and gas reserves for Verde Bio Holdings, Inc. using industry standard assumptions and methods. The properties have been evaluated based on future net cash flow or income.  This income will accrue to the appraised interest as the wells are produced to their economic limits. The future net income has also been shown discounted at ten (10%) percent to determine its present worth as required by Regulation S - X.

RESERVES EVALUATION

For the cash flow analysis an oil price of $89.00 per barrel and gas price of $5.67 per MMBTU were used. These prices are based on the last twelve-month prices as specified by SEC rules.  Local field price differentials were also applied, and average realized prices after differentials are $89.42 per barrel of oil and $5.53 per MMBTU of gas. These prices were held constant (no escalations).

Ownership values for the properties were determined from revenue statements, lease and well assignments and other data by MPC.  Verde Bio Holdings confirmed these ownership interests.

The estimates shown in this report are for proved, probable and possible reserves.  Reserve categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status.  The estimates of reserves and future revenue included herein have not been adjusted for risk.

SUMMARY

Reserves were estimated for the wells and leases by using engineering and geologic methods widely accepted in the industry.  For producing reservoirs, performance methods were used to estimate reserves.  For non-producing or undeveloped cases, volumetric calculations or analogy to similar reserves or wells were used to estimate reserves.  Extrapolations were made of various historical data including operating expenses, production taxes, and oil, gas, and water production.

MPC have made use of all data, appropriate methods, and procedures that are needed to prepare this report according to SEC regulation S-X Section 210.4-10 as amended in December 2008.  All estimates are a function of the quality of the available data and are subject to the existing economic conditions, operating methods, and government regulations in effect at the time of the report.  The reserves presented in this report are estimates only and should not be interpreted as being exact amounts.  Actual volumes recovered could be higher or lower than estimated.

Not only are our reserves and revenue estimates based on that information, which is currently available, but also our estimates are subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.  New regulations could have an adverse effect on the reserves calculated in this report.

Kurt Mire supervised or performed all the relevant technical work during the creation of this report.  He is a licensed petroleum engineer and officer of Mire & Associates, Inc. a Texas corporation (DBA Mire Petroleum Consultants).  Kurt Mire has a B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette.  He has over 35 years of experience in creating reserve reports and completing reserves analysis for conventional and unconventional fields in the United States.

As of May 1, 2023, we estimate net proved reserves to be 26,590 barrels of oil and 315,200 MCF of gas. Discounted (10%) net present value of the proved reserves is $2,330,760.

Total proved, probable and possible reserves were also evaluated. These reserves total 38,140 barrels of oil and 371,850 MCF of gas with a discounted (10%) value of $2,946,590.

In my opinion, the reserve estimates presented in this report are reasonable and were made with generally accepted engineering and evaluation principles. The Economic Summary Projection tables for total reserves and proved, probable and possible reserves classes are attached.

Verde Bio Holdings, Inc. SEC Reserves as of May 1, 2023

MIRE Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases

Discount Rate : 10.00

As of : 5/1/2023

Total

3P RESERVES

SEC $89.00 OIL & $5.67 GAS

Est. Cum Oil Mbbl :	45,882.86
Est. Cum Gas (MMcf) :	689,569.57
Est. Cum Water (Mbbl) :	82,858.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2023	2,310.50	40,322.89	3.43	36.00	89.80	5.53	506.96	36.60	9.77	49.20	45.00	439.59	425.05
2024	3,075.75	56,923.95	5.80	48.91	88.86	5.52	785.26	48.26	34.80	78.09	0.00	720.64	1,071.36
2025	2,360.63	48,712.35	4.08	40.05	89.44	5.55	586.97	44.82	34.80	57.23	0.00	539.76	1,511.33
2026	1,877.98	39,478.82	3.14	32.32	89.46	5.55	459.86	37.58	34.80	44.84	0.00	417.80	1,820.76
2027	1,573.87	33,571.77	2.58	27.10	89.47	5.54	381.23	32.01	34.80	37.11	0.00	341.32	2,050.51
2028	1,357.31	29,355.18	2.20	23.32	89.47	5.54	326.48	27.70	34.80	31.73	0.00	287.65	2,226.49
2029	1,184.94	25,946.44	1.91	20.29	89.46	5.54	283.51	24.10	34.80	27.51	0.00	245.31	2,362.90
2030	1,050.37	23,258.71	1.66	17.05	89.46	5.53	242.41	21.22	29.00	23.56	0.00	211.07	2,469.63
2031	939.40	21,018.64	1.38	12.76	89.48	5.50	194.02	18.80	13.20	19.05	-15.00	195.57	2,559.34
2032	848.76	19,169.87	1.23	11.39	89.48	5.50	172.56	16.81	11.41	16.99	0.00	160.97	2,626.58
2033	766.67	17,463.96	0.98	10.17	89.54	5.50	143.31	15.02	0.00	14.45	-15.00	158.88	2,686.70
2034	697.71	15,911.92	0.89	9.03	89.53	5.50	128.97	13.51	0.00	13.03	0.00	129.45	2,731.38
2035	637.58	14,615.50	0.81	8.14	89.52	5.50	117.07	12.22	0.00	11.85	0.00	117.45	2,768.24
2036	585.20	13,515.70	0.74	7.41	89.52	5.50	107.04	11.11	0.00	10.84	0.00	107.32	2,798.85
2037	535.34	12,456.43	0.68	6.73	89.51	5.50	97.56	10.08	0.00	9.89	0.00	97.75	2,824.20
Rem.	5,404.92	148,011.52	6.64	61.19	89.54	5.51	931.97	95.72	0.00	95.96	0.00	931.73	122.40
Total 50.0	**25,206.92**	**559,733.65**	**38.14**	**371.85**	**89.42**	**5.53**	**5,465.19**	**465.57**	**272.18**	**541.32**	**15.00**	**5,102.25**	**2,946.59**
Ult.	**71,089.79**	**1,249,303.22**											

Eco. Indicators

Return on Investment (disc) :	68.435
Return on Investment (undisc) :	341.150
Years to Payout :	0.02
Internal Rate of Return (%):	>1000

Present Worth Profile (M$)

PW 5.00% :	3,683.96	PW 20.00% :	2,177.90
PW 8.00% :	3,194.81	PW 30.00% :	1,769.68
PW 10.00% :	2,946.59	PW 40.00% :	1,511.29
PW 12.00% :	2,741.14	PW 50.00% :	1,331.02
PW 15.00% :	2,490.97	PW 60.00% :	1,197.22

5

Verde Bio Holdings, Inc. SEC Reserves as of May 1, 2023

MIRE
Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases
Discount Rate : 10.00
As of : 5/1/2023

Proved

3P RESERVES
SEC $89.00 OIL & $5.67 GAS

Est. Cum Oil Mbbl :	**45,879.92**
Est. Cum Gas (MMcf) :	**689,443.96**
Est. Cum Water (Mbbl) :	**82,858.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2023		2,024.94	39,592.86	2.70	33.92	90.53	5.52	431.31	35.12	0.00	41.82	0.00	424.61	411.76
2024		2,445.59	48,529.64	3.18	39.17	90.47	5.50	502.77	43.87	0.00	48.98	0.00	497.65	857.88
2025		1,978.95	40,137.21	2.49	30.41	90.41	5.48	391.84	36.22	0.00	38.28	0.00	389.78	1,175.41
2026		1,659.63	34,417.40	2.03	24.72	90.37	5.47	318.64	30.65	0.00	31.16	0.00	318.13	1,410.96
2027		1,423.05	30,127.43	1.70	20.66	90.35	5.46	266.31	26.38	0.00	26.05	0.00	266.64	1,590.42
2028		1,242.71	26,813.37	1.45	17.68	90.33	5.46	227.77	23.08	0.00	22.29	0.00	228.56	1,730.23
2029		1,093.35	23,985.45	1.26	15.28	90.31	5.45	196.79	20.30	0.00	19.27	0.00	197.82	1,840.23
2030		974.19	21,688.92	1.10	13.41	90.29	5.45	172.70	18.06	0.00	16.92	0.00	173.84	1,928.09
2031		874.39	19,731.93	0.98	11.89	90.28	5.45	153.20	16.15	0.00	15.01	0.00	154.34	1,999.01
2032		791.95	18,089.17	0.88	10.65	90.28	5.45	137.45	14.57	0.00	13.48	0.00	138.55	2,056.88
2033		716.67	16,546.90	0.79	9.55	90.27	5.45	123.49	13.13	0.00	12.12	0.00	124.50	2,104.15
2034		652.87	15,121.49	0.72	8.49	90.27	5.46	111.22	11.90	0.00	10.94	0.00	112.18	2,142.87
2035		597.01	13,927.05	0.66	7.67	90.26	5.46	101.07	10.85	0.00	9.95	0.00	101.96	2,174.87
2036		548.20	12,909.13	0.60	7.00	90.26	5.46	92.52	9.93	0.00	9.12	0.00	93.33	2,201.49
2037		501.68	11,920.79	0.55	6.37	90.26	5.46	84.42	9.05	0.00	8.33	0.00	85.15	2,223.57
Rem.		5,076.10	143,015.99	5.51	58.32	90.22	5.49	817.72	89.82	0.00	82.39	0.00	825.16	107.19
Total	**50.0**	**22,601.27**	**516,554.73**	**26.59**	**315.20**	**90.34**	**5.48**	**4,129.21**	**409.08**	**0.00**	**406.10**	**0.00**	**4,132.19**	**2,330.76**
Ult.		**68,481.19**	**1,205,998.69**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Present Worth Profile (M$)

PW 5.00% :	**2,936.54**	**PW 20.00% :**	**1,714.86**
PW 8.00% :	**2,533.21**	**PW 30.00% :**	**1,395.48**
PW 10.00% :	**2,330.76**	**PW 40.00% :**	**1,196.32**
PW 12.00% :	**2,164.44**	**PW 50.00% :**	**1,058.78**
PW 15.00% :	**1,963.55**	**PW 60.00% :**	**957.40**

6

Verde Bio Holdings, Inc. SEC Reserves as of May 1, 2023

MIRE Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases

Discount Rate : 10.00

As of : 5/1/2023

Probable

3P RESERVES

SEC $89.00 OIL & $5.67 GAS

Est. Cum Oil Mbbl :	**2.95**
Est. Cum Gas (MMcf) :	**125.60**
Est. Cum Water (Mbbl) :	**0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2023	75.63	189.02	0.62	2.01	87.26	5.79	66.11	1.44	9.77	6.71	45.00	6.07	4.82
2024	129.84	375.35	1.54	6.19	87.11	5.72	169.18	2.63	34.80	17.00	0.00	120.01	112.84
2025	61.97	275.10	0.94	5.53	87.55	5.73	113.86	2.10	34.80	10.86	0.00	70.30	170.17
2026	39.35	214.89	0.74	5.04	87.76	5.73	93.85	1.70	34.80	8.75	0.00	52.00	208.69
2027	28.23	172.62	0.63	4.63	87.90	5.72	81.97	1.39	34.80	7.54	0.00	41.02	236.30
2028	21.81	141.45	0.56	4.27	88.00	5.72	73.68	1.15	34.80	6.71	0.00	33.32	256.70
2029	17.56	116.75	0.50	3.93	88.07	5.72	66.82	0.95	34.80	6.04	0.00	26.93	271.67
2030	14.62	96.53	0.42	2.77	88.04	5.72	53.28	0.79	29.00	4.81	0.00	20.26	281.95
2031	12.39	78.24	0.30	0.16	87.79	6.46	26.91	0.66	13.20	2.47	-15.00	26.91	294.16
2032	10.80	66.34	0.25	0.13	87.73	6.45	23.07	0.56	11.41	2.14	0.00	10.08	298.37
2033	9.35	56.33	0.10	0.12	86.08	6.43	9.31	0.48	0.00	1.13	-15.00	23.66	307.15
2034	8.36	48.27	0.09	0.10	86.07	6.40	8.44	0.41	0.00	1.03	0.00	7.82	309.85
2035	7.52	41.60	0.08	0.09	86.06	6.38	7.68	0.35	0.00	0.94	0.00	7.09	312.07
2036	6.82	36.13	0.08	0.08	86.05	6.35	7.02	0.30	0.00	0.86	0.00	6.46	313.92
2037	6.18	31.36	0.07	0.07	86.04	6.32	6.39	0.26	0.00	0.78	0.00	5.87	315.44
Rem.	51.65	164.29	0.62	0.44	85.97	5.97	56.28	1.23	0.00	6.92	0.00	50.60	7.22
Total 34.2	**502.07**	**2,104.27**	**7.55**	**35.55**	**87.38**	**5.75**	**863.85**	**16.40**	**272.18**	**84.66**	**15.00**	**508.41**	**322.66**
Ult.	**505.02**	**2,229.87**											

Eco. Indicators

Return on Investment (disc) :	8.384
Return on Investment (undisc) :	34.894
Years to Payout :	0.51
Internal Rate of Return (%):	>1000

Present Worth Profile (M$)

PW 5.00% :	**392.36**	**PW 20.00% :**	**241.09**
PW 8.00% :	**346.99**	**PW 30.00% :**	**193.69**
PW 10.00% :	**322.66**	**PW 40.00% :**	**162.22**
PW 12.00% :	**301.81**	**PW 50.00% :**	**139.63**
PW 15.00% :	**275.50**	**PW 60.00% :**	**122.54**

7

Verde Bio Holdings, Inc. SEC Reserves as of May 1, 2023

MIRE Petroleum Consultants

ECONOMIC SUMMARY PROJECTION

Verde Bio Holdings, Inc.

All Cases

Discount Rate : 10.00

As of : 5/1/2023

3P RESERVES

SEC $89.00 OIL & $5.67 GAS

Possible

Est. Cum Oil Mbbl :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2023	209.92	541.01	0.11	0.06	86.25	5.14	9.55	0.04	0.00	0.67	0.00	8.91	8.47
2024	500.33	8,018.96	1.09	3.55	86.64	5.43	113.31	1.77	0.00	12.11	0.00	102.97	100.63
2025	319.71	8,300.04	0.65	4.11	88.43	5.77	81.27	6.50	0.00	8.10	0.00	79.68	165.75
2026	179.00	4,846.53	0.37	2.57	87.85	5.90	47.37	5.22	0.00	4.93	0.00	47.67	201.11
2027	122.59	3,271.71	0.25	1.81	87.52	5.99	32.94	4.24	0.00	3.52	0.00	33.66	223.78
2028	92.79	2,400.36	0.19	1.37	87.29	6.05	25.03	3.48	0.00	2.73	0.00	25.77	239.56
2029	74.03	1,844.24	0.15	1.07	87.13	6.09	19.90	2.86	0.00	2.20	0.00	20.56	251.00
2030	61.57	1,473.26	0.13	0.87	87.01	6.11	16.44	2.37	0.00	1.84	0.00	16.97	259.58
2031	52.62	1,208.48	0.11	0.72	86.91	6.12	13.91	1.98	0.00	1.57	0.00	14.33	266.16
2032	46.01	1,014.35	0.10	0.60	86.82	6.12	12.04	1.67	0.00	1.37	0.00	12.34	271.32
2033	40.66	860.72	0.09	0.51	86.75	6.12	10.51	1.41	0.00	1.20	0.00	10.72	275.39
2034	36.48	742.16	0.08	0.44	86.70	6.11	9.32	1.20	0.00	1.07	0.00	9.45	278.66
2035	33.05	646.86	0.07	0.38	86.65	6.10	8.33	1.03	0.00	0.96	0.00	8.40	281.29
2036	30.18	570.45	0.06	0.33	86.61	6.09	7.50	0.89	0.00	0.86	0.00	7.52	283.44
2037	27.48	504.28	0.06	0.29	86.58	6.07	6.74	0.76	0.00	0.78	0.00	6.73	285.18
Rem.	277.17	4,831.23	0.51	2.43	86.46	5.86	57.97	4.66	0.00	6.65	0.00	55.98	7.98
Total 50.0	**2,103.58**	**41,074.66**	**4.00**	**21.10**	**87.14**	**5.86**	**472.12**	**40.09**	**0.00**	**50.56**	**0.00**	**461.65**	**293.17**
Ult.	**2,103.58**	**41,074.66**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Present Worth Profile (M$)

PW 5.00% :	**355.06**	**PW 20.00% :**	**221.95**
PW 8.00% :	**314.61**	**PW 30.00% :**	**180.52**
PW 10.00% :	**293.17**	**PW 40.00% :**	**152.75**
PW 12.00% :	**274.89**	**PW 50.00% :**	**132.62**
PW 15.00% :	**251.92**	**PW 60.00% :**	**117.28**

8

Verde Bio Holdings, Inc. SEC Reserves as of May 1, 2023

MIRE Petroleum Consultants

Senior Engineering Consultant

Kurt Mire, P.E.

Reservoir Engineer/Project Manager

Summary

Mr. Mire is a senior reservoir and production engineer with thirty-five (35) years of experience in E&P. This experience has been gained at major and independent oil companies and by projects done for Tier I consulting firms Ryder Scott Company and Netherland, Sewell & Associates. Domestic experience includes Louisiana, Texas, Gulf of Mexico, Mid-Continent, and Rocky Mountains. International experience includes Mexico, South America, Iraq and Trinidad. He has proven skills in reservoir and production engineering, operations, reserves estimation, Monte Carlo simulation, nodal analysis, field studies, project management and property evaluations.

Experience – 35 years

Mire Petroleum Consultants, Houston	2020 – 2023
Mire & Associates, Inc., Houston	2004 – 2020
BP America, Houston	2001 – 2003
Independent Consultant, Lafayette, LA	1999 – 2001
Subsurface Consultants, Lafayette, LA	1993 – 1998
Black Gold Production Co., Hammond, LA	1991 – 1993
Independent Consultant, Morgan City, LA	1988 – 1991
Texaco, Inc., Morgan City, LA	1983 – 1987

Education

B.S., Petroleum Engineering

University of Louisiana at Lafayette, 1982

Texas Professional Engineer #115886